SUBSEQUENT EVENT-PROPOSED MERGER	12 Months Ended
Sep. 30, 2015
SUBSEQUENT EVENT - PROPOSED MERGER
SUBSEQUENT EVENT

25.SUBSEQUENT EVENT — PROPOSED MERGER

On December 3, 2015, the Company and First Busey Corporation, Champaign, Illinois (“First Busey”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which First Busey will acquire the Company and the Bank. Under the terms of the Merger Agreement, each share of Company common stock will be converted into the right to receive 0.79 of a share of First Busey common stock.

The Merger Agreement contains representations and warranties of both parties and customary conditions to the parties’ obligations to close the transaction, as well as agreements to cooperate in the process of consummating the transaction.  Consummation of the transaction remains subject to customary closing conditions, including receipt of requisite shareholder approval and all required regulatory approvals.  If the Merger Agreement is terminated under certain circumstances, the Company will be required to pay First Busey a termination fee of $9.0 million. The merger is anticipated to be completed in the first half of calendar year 2016.

The Company expects to incur merger-related expenses prior to the completion of the merger including, but not limited to, approximately $2.7 million in professional services related to investment banker and legal fees.  Approximately $600,000 of these expenses are expected to be incurred in the first quarter of 2016.